                                  Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of April 1998

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation, as Transferor, and Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificates is set forth below:


     Date of the Certificate                              May 11, 1998
     Monthly Period ending:                               April 30, 1998
     Determination Date                                   May 11, 1998
     Distribution Date                                    May 15, 1998

----------------------------------------------------------------------------------------------------------------------------------
                                               General
----------------------------------------------------------------------------------------------------------------------------------
 201 Amortization Period                                                                                               No
 202 Early Amortization Period                                                                                         No
 203 Class A Investor Amount paid in full                                                                              No
 204 Class B Investor Amount paid in full                                                                              No
 205 Collateral Indebtedness Amount paid in full                                                                       No
 206 Proffitt's Inc. is the Servicer                                                                                  Yes
---------------------------------------------------------------------------------------------------------------
                                           Investor Amount
---------------------------------------------------------------------------------------------------------------
                                                                                             as of the end of
                                                             as of the end of prior            the relevant
                                                                 Monthly Period               Monthly Period
                                                             ----------------------          ------------------
 207 Series 1997-2 Investor Amount                            $         235,300,000  207(a)  $   235,300,000  207(b)
 208    Class A Investor Amount                               $         180,000,000  208(a)  $   180,000,000  208(b)
 209    Class B Investor Amount                               $          20,000,000  209(a)  $    20,000,000  209(b)
 210    Collateral Indebtedness Amount                        $          21,000,000  210(a)  $    21,000,000  210(b)
 211    Class D Investor Amount                               $          14,300,000  211(a)  $    14,300,000  211(b)

 212 Series 1997-2 Adjusted Investor Amount                   $         235,300,000  212(a)  $   235,300,000  212(b)
 213    Class A Adjusted Investor Amount                      $         180,000,000  213(a)  $   180,000,000  213(b)
 214    Principal Account Balance                             $                   -  214(a)  $             -  214(b)
 215    Class B Adjusted Investor Amount                      $          20,000,000  215(a)  $    20,000,000  215(b)

 216    Class A Certificate Rate                                                                6.50%         216
 217    Class B Certificate Rate                                                                6.69%         217
 218    Collateral Indebtedness Interest                                                        6.2563%       218
 219    Class D Certificate Rate                                                                6.5313%       219
 220 Weighted average interest rate for Series 1997-2                                           6.50%         220

                                                                                             as of the end of
                                                             as of the end of prior            the relevant
                                                                 Monthly Period               Monthly Period
                                                             -----------------------           ---------------
 221 Series 1997-2 Investor Percentage with respect
      to Finance Charge Receivables                                   41.03%         221(a)    40.18%        221(b)
 222    Class A                                                       31.39%         222(a)    30.74%        222(b)
 223    Class B                                                        3.49%         223(a)     3.42%        223(b)
 224    Collateral Indebtedness Amount                                 3.66%         224(a)     3.59%        224(b)
 225    Class D                                                        2.49%         225(a)     2.44%        225(b)

 226 Series 1997-2 Investor Percentage with respect
       to Principal Receivables                                       41.03%         226(a)    40.18%        226(b)
 227    Class A                                                       31.39%         227(a)    30.74%        227(b)
 228    Class B                                                        3.49%         228(a)     3.42%        228(b)
 229    Collateral Indebtedness Amount                                 3.66%         229(a)     3.59%        229(b)
 230    Class D                                                        2.49%         230(a)     2.44%        230(b)

 231 Series 1997-2 Investor Percentage with respect
       to Allocable Amounts                                           41.03%         231(a)    40.18%        231(b)
 232    Class A                                                       31.39%         232(a)    30.74%        232(b)
 233    Class B                                                        3.49%         233(a)     3.42%        233(b)
 234    Collateral Indebtedness Amount                                 3.66%         234(a)     3.59%        234(b)
 235    Class D                                                        2.49%         235(a)     2.44%        235(b)

-----------------------------------------------------------------------------------------------------------------------------------
                            Collections Allocated to Series 1997-2
-----------------------------------------------------------------------------------------------------------------------------------

 236 Series allocation of collections of Principal Receivables                                        $    41,756,250    236
 237    Class A                                                                                       $    31,942,733    237
 238    Class B                                                                                       $     3,549,193    238
 239    Collateral Indebtedness Amount                                                                $     3,726,652    239
 240    Class D                                                                                       $     2,537,673    240

 241 Series allocation of collections of Finance Charge Receivables                                   $     4,472,162    241
 242    Class A                                                                                       $     3,421,118    242
 243    Class B                                                                                       $       380,124    243
 244    Collateral Indebtedness Amount                                                                $       399,130    244
 245    Class D                                                                                       $       271,789    245

     Available Funds
     ---------------
 246    Class A Available Funds                                                                       $     3,421,118    246
 247       The amount to be withdrawn from the Reserve Account to be included in
     Class A available funds                                                                          $             -    247
 248       Principal Investment Proceeds to be included in Class A Available Funds                    $             -    248
 249       The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A available funds                                                $             -    249

 250    Class B Available Funds                                                                       $       380,124    250
 251       The amount to be withdrawn from the Reserve Account to be included in
     Class B available funds                                                                          $             -    251

 252       Principal Investment Proceeds to be included in Class B Available Funds                    $             -    252
 253       The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B available funds                                                $             -    253

 254 Collateral Available Funds                                                                       $       399,130    254

 255 Class D Available Funds                                                                          $       271,789    255
-----------------------------------------------------------------------------------------------------------------------------------
                                     Application of Collections
-----------------------------------------------------------------------------------------------------------------------------------
     Class A
     -------
 256 Class A Monthly Interest for the related Distribution Date, plus the amount of
     any Class A Monthly Interest previously due but not paid plus any additional                     $       975,000    256
     interest with respect to interest amounts that were due but not paid on a prior
     Distribution date
 257 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A Servicing
     fee for the related Distribution Date                                                            $             -    257
 258 Class A Allocable Amount                                                                         $       395,042    258
 259 An amount to be included in the Excess Spread                                                    $     2,051,076    259

     Class B
     -------
 260 Class B Monthly Interest for the related Distribution Date, plus the amount of
     any Class B Monthly Interest previously due but not paid plus any additional                     $       111,500    260
     interest with respect to interest amounts that were due but not paid on a prior
     Distribution date
 261 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing
     fee for the related Distribution Date                                                            $             -    261
 262 An amount to be included in the Excess Spread                                                    $       268,624    262

     Collateral
     ----------
 263 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                  $             -    263
 264 An amount to be included in the Excess Spread                                                    $       399,130    264

     Class D
     -------
 265 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing
     fee for the related Distribution Date                                                            $             -    265
 266 An amount to be included in the Excess Spread                                                    $       271,789    266

 267 Available Excess Spread                                                                          $     2,990,619    267


 268 Available Shared Excess Finance Charge Collections                                                         $            -   268

 269 Class A Required Amount is to be used to fund any deficiency in line 256,
     line 257 and line 258                                                                                      $            -   269

 270 The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                      $            -   270

 271 Class B Required Amount to the extent attributable to line 260, and line 261                               $            -   271

 272 Class B Allocable Amount                                                                                   $       43,894   272

 273 Any remaining portion of the Class B Required Amount                                                       $            -   273

 274 An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to the
     Class A Investor Amount                                                                                    $            -   274

 275 Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness                                $      109,484   275
     Holder plus Collateral Additional Interest

 276 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due for the relevant Monthly Period and not paid above                                                     $      368,333   276

 277 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                                          $            -   277

 278 Collateral Allocable Amount                                                                                $       46,068   278

 279 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the CIA to the Class A or Class B Investor Amount                                         $            -   279

 280 The excess, if any, of the Required Cash Collateral Amount over the Available
     Collateral Amount                                                                                          $            -   280

 281 An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                        $       77,831   281

 282 Class D Servicing Fee due for the relevant Monthly Period and not paid above                               $       23,833   282

 283 Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods                                                                                                    $            -   283

 284 Class D Allocable Amount                                                                                   $       31,384   284

 285 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
     Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class D Investor Amount to the Class A or Class B Investor
     Amount or CIA                                                                                              $            -   285

 286 Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                                      $            -   286

 287 Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                                             $            -   287

 288 Shared Excess Finance Charge Collections                                                                   $    2,289,772   288


------------------------------------------------------------------------------------------------------------------------------------
                                             Determination of Monthly Principal
------------------------------------------------------------------------------------------------------------------------------------
 289 Class A Monthly Principal (the least of line #290, line #291 and line #208)                                $            -   289

 290 Available Principal Collections held in the Collection Account                                             $   41,756,250   290

 291 Class A Accumulation Amount                                                                                $            -   291

 292 Class B Monthly Principal (the least of line #293, line #294 and line #209)
     (distributable only after payout of Class A)                                                               $            -   292

 293 Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                                      $   41,756,250   293

 294 Class B Accumulation Amount                                                                                $            -   294

 295 Collateral Monthly Principal (prior to payout of Class B) (the least of line #296
     and line #297)                                                                                             $            -   295

 296 Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                                          $   41,756,250   296

 297 Enhancement Surplus                                                                                        $            -   297

 298 Class D Monthly Principal                                                                                  $            -   298

 299    Available Principal Collections held in the Collection Account less portion of
      such Collections applied to Class A, Class B or collateral Monthly Principal                        $     41,756,250    299

------------------------------------------------------------------------------------------------------------------------------------
                                    Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------------------
 300 Available Enhancement Amount                                                                         $    35,300,000     300
 301   Amount on Deposit in the Cash Collateral Account                                                   $             -     301
------------------------------------------------------------------------------------------------------------------------------------
                                  Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------------
 302 Reallocated Principal Collections                                                                    $             -     302
 303    Class D Principal Collections (to the extent needed to fund Required Amounts)                     $             -     303
 304    Collateral Principal Collections (to the extent needed to fund Required Amounts)                  $             -     304
 305    Class B Principal Collections (to the extent needed to fund Required Amounts)                     $             -     305
------------------------------------------------------------------------------------------------------------------------------------
                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      %                       Amount
                                                                             -------------------        -------------------
 306 Series 1997-2 Default Amount                                                  41.03%        306(a)   $       516,408     306(b)
 307 Class A Investor Default Amount                                               31.39%        307(a)   $       395,042     307(b)
 308 Class B Investor Default Amount                                                3.49%        308(a)   $        43,894     308(b)
 309 Collateral Default Amount                                                      3.66%        309(a)   $        46,088     309(b)
 310 Class D Investor Default Amount                                                2.49%        310(a)   $        31,384     310(b)

 311 Series 1997-2 Adjustment Amount                                                                      $             -     311
 312 Class A Adjustment Amount                                                                            $             -     312
 313 Class B Adjustment Amount                                                                            $             -     313
 314 Collateral Adjustment Amount                                                                         $             -     314
 315 Class D Adjustment Amount                                                                            $             -     315

 316 Series 1997-2 Allocable Amount                                                                       $       516,408     316
 317    Class A Allocable Amount                                                                          $       395,042     317
 318    Class B Allocable Amount                                                                          $        43,894     318
 319    Collateral Allocable Amount                                                                       $        46,088     319
 320    Class D Allocable Amount                                                                          $        31,384     320
------------------------------------------------------------------------------------------------------------------------------------
                                          Required Amounts
------------------------------------------------------------------------------------------------------------------------------------
 321 Class A Required Amount                                                                              $             -     321
 322    Class A Monthly Interest for current Distribution Date                                            $       975,000     322
 323    Class A Monthly Interest previously due but not paid                                              $             -     323
 324    Class A Additional Interest for prior Monthly Period or previously due but not paid               $             -     324
 325    Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                   $             -     325

 326 Class B Required Amount                                                                              $             -     326
 327    Class B Monthly Interest for current Distribution Date                                            $       111,500     327
 328    Class B Monthly Interest previously due but not paid                                              $             -     328
 329    Class B Additional Interest for prior Monthly Period or previously due but not paid               $             -     329
 330    Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                   $             -     330
 331   Excess of Class B Allocable Amount over funds available to make payments                           $             -     331

 332 Collateral Required Amount                                                                           $             -     332
 333    Collateral Monthly Interest for current Distribution Date                                         $       109,484     333
 334    Collateral Monthly Interest previously due but not paid                                           $             -     334
 335    Collateral Additional Interest for prior Monthly Period or previously due but not paid            $             -     335
 336    Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                $             -     336
 337    Excess of Collateral Allocable Amount over funds available to make payments                       $             -     337

-------------------------------------------------------------------------------------------------------------
                                    Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------
     Class A
     -------
 338 Class A Investor Amount reduction                                                $            -      338
 339    Class A Investor Charge Off                                                   $            -      339
 340    Reductions of the Class A Investor Amount                                     $            -      340

    Class B
    -------
 341 Class B Investor Amount reduction                                                $            -      341
 342    Class B Investor Charge Off                                                   $            -      342
 343    Reductions of the Class B Investor Amount                                     $            -      343
 344    Reallocated Principal Collections applied to Class A                          $            -      344

    Collateral
    ----------
 345 Collateral Indebtedness Amount reduction                                         $            -      345
 346    Collateral Indebtedness Amount Charge Off                                     $            -      346
 347    Reductions of the Collateral Indebtedness Amount                              $            -      347
 348    Reallocated Principal Collections applied to Class B                          $            -      348

    Class D
    -------
 349 Class D Investor Amount reduction                                                $            -      349
 350    Class D Investor Charge Off                                                   $            -      350
 351    Reductions of the Class D Investor Amount                                     $            -      351
 352    Reallocated Principal Collections applied to Collateral Indebtedness Amount   $            -      352
-------------------------------------------------------------------------------------------------------------
                                            Servicing Fee
-------------------------------------------------------------------------------------------------------------
 353 Series 1997-2 Servicing Fee                                                       $     392,167      353
 354    Class A Servicing Fee                                                          $     300,000      354
 355    Class B Servicing Fee                                                          $      33,333      355
 356    Collateral Servicing Fee                                                       $      35,000      356
 357    Class D Servicing Fee                                                          $      23,833      357

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of May, 1998

     Proffitt's Inc.,
     as Servicer

     By: /s/ James S. Scully
         ---------------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer